                                                                     Exhibit (5)



                   FINAL       MERRILL LYNCH               APPLICATION FOR
ANNUITIES        05/06/02      IRA ANNUITY(SM)             VARIABLE ANNUITY


In this form, the terms you and your refer to the owner. (For custodial accounts, you and your refer to the beneficial owner.) The terms we, our and us refer to Merrill Lynch Life Insurance Company.



 1   CONTRACT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
      Merrill Lynch account number   State of purchase        What type of contract         - Individual Retirement Annuity (IRA)
                                                              are you applying for?         - Merrill Lynch Custodial IRA
                                                              (check only one)              - Merrill Lynch Custodial Roth IRA
------------------------------------------------------------------------------------------------------------------------------------



 2   OWNER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last)                                                 - Male       Birthdate (m/d/y)
                                                                                              - Female
------------------------------------------------------------------------------------------------------------------------------------
      Address                                                 City                   State    Zip code     Social Security or Tax
                                                                                                           ID Number
------------------------------------------------------------------------------------------------------------------------------------
      E-mail address                                                   Telephone number                    FAX number

------------------------------------------------------------------------------------------------------------------------------------


 3   ANNUITANT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last)                                                 - Male       Birthdate (m/d/y)
                                                                                              - Female
------------------------------------------------------------------------------------------------------------------------------------
      Address                                                 City                   State    Zip code     Social Security or Tax
                                                                                                           ID Number
------------------------------------------------------------------------------------------------------------------------------------


 4   JOINT ANNUITANT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last)                                                 - Male       Birthdate (m/d/y)
                                                                                              - Female
------------------------------------------------------------------------------------------------------------------------------------
      Address                                                 City                   State    Zip code     Social Security or Tax
                                                                                                           ID Number
------------------------------------------------------------------------------------------------------------------------------------



 5   BENEFICIARY INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last)                 Relationship    Birthdate    Social Security    - Primary     Percent
                                                                              (m/d/y)      or Tax ID number   - Contingent

------------------------------------------------------------------------------------------------------------------------------------
      Address                                                                              City               State     Zip code

------------------------------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last)                 Relationship    Birthdate    Social Security    - Primary     Percent
                                                                              (m/d/y)      or Tax ID number   - Contingent

------------------------------------------------------------------------------------------------------------------------------------
      Address                                                                              City               State     Zip code

------------------------------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last)                 Relationship    Birthdate    Social Security    - Primary     Percent
                                                                              (m/d/y)      or Tax ID number   - Contingent

------------------------------------------------------------------------------------------------------------------------------------
      Address                                                                              City               State     Zip code

------------------------------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last)                 Relationship    Birthdate    Social Security    - Primary     Percent
                                                                              (m/d/y)      or Tax ID number   - Contingent

------------------------------------------------------------------------------------------------------------------------------------
      Address                                                                              City               State     Zip code

------------------------------------------------------------------------------------------------------------------------------------

If you need more space, use Section 19 or attach and sign a separate sheet.




 6   INITIAL PREMIUM
     ----------------------------------------
     (Minimum $25,000)
     $
     ----------------------------------------


7 CONTRIBUTIONS FOR IRAS - Complete this section ONLY if you are purchasing an IRA contract which will not be held in a Merrill Lynch Retirement Plan Account. Please specify premium amount by the tax year and type of contribution.

------------------------------------------------------------------------------------------------------------------------------------
Current Tax Year              Prior Tax Year             Rollover Amount                   Transfer Amount
$                             $                          $                                 $
------------------------------------------------------------------------------------------------------------------------------------


[MERRILL LYNCH LOGO]
MERRILL LYNCH LIFE INSURANCE COMPANY
Little Rock, Arkansas                                              Page 1 of 6
ML072                                                            (New 10/2002)

8    CURRENT INSURANCE INFORMATION - Do you have any existing life insurance or
     annuity contracts?     [ ] YES  [ ] NO
     If yes, for the following states the "Important Notice: Replacement of Life Insurance or Annuities" must be completed: [CO, HI, IA, LA, MS, MT, NH or VT.]

     CONTRACT REPLACEMENT INFORMATION - Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with the purchase of this variable annuity or is any such action likely to occur?


     [ ] YES  - Please provide details below.                    [ ] NO
         Additional state requirements may apply and the appropriate replacement paperwork must be included with this application.



------------------------------------------------------------------------------------------------------------------------
 Company                                 Contract number                    Issue date (m/d/y)     Original premium
                                                                                                   $

------------------------------------------------------------------------------------------------------------------------
 Company                                 Contract number                    Issue date (m/d/y)     Original premium
                                                                                                   $

------------------------------------------------------------------------------------------------------------------------


If this purchase replaces more than one annuity or life insurance contract, the contracts being replaced must have the same owner or, if this contract is to be held in a Merrill Lynch Custodial Retirement Plan IRA, the contracts being replaced must be for the benefit of the same individual. Non-qualified contracts cannot be combined with IRA or 403(b) contracts.




9    PREMIUM ALLOCATION - Choose up to [18] investment options.

---------------------------------------------------------------------------------
                                                  DOLLAR COST          AUTOMATIC
                                                   AVERAGING          INVESTMENT
                                      INITIAL       PROGRAM             FEATURE
 INVESTMENT OPTIONS                   PREMIUM      (OPTIONAL)          (OPTIONAL)
---------------------------------------------------------------------------------
                                                   [ ] From
 [AIM Constellation]                       %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [AIM Value]                               %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [Alliance Growth & Income]                %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [Alliance Premier Growth]                 %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [American Century Equity Income]          %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [American Bond]                           %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [American Funds Growth Fund]              %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [American Funds Income]                   %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [American Investment]                     %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [Davis NY Venture]                        %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [Delaware Trend]                          %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [Fidelity Advisor Equity Growth]          %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [Fidelity Advisor Mid Cap]                %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [Fidelity Advisor Overseas Fund]          %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [Lord Abbett Bond Debenture]              %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [Lord Abbett Mid Cap Value]               %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [MFS Core Growth]                         %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [MFS Mid Cap Growth]                      %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [MFS Research International]              %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [ML Basic Value]                          %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [ML Bond Core]                            %       [ ] To      %             %
---------------------------------------------------------------------------------
                                                   [ ] From
 [ML Fundamental Growth]                   %       [ ] To      %             %
---------------------------------------------------------------------------------



---------------------------------------------------------------------------
                                              DOLLAR COST       AUTOMATIC
                                              AVERAGING         INVESTMENT
                                   INTTIAL     PROGRAM           FEATURE
    INVESTMENT OPTIONS             PREMIUM    (OPTIONAL)        (OPTIONAL)
---------------------------------------------------------------------------
                                               [ ] From
  [ML Global Allocation]                %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [ML Ready Asset Trust]                %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [ML S&P 500 Index]                    %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [ML Small Cap Value]                  %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [ML US Govt. Mortgage]                %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [Oppenheimer Global]                  %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [Oppenheimer Main Street G&I]         %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [Oppenheimer Quest Opportunity]       %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [PIMCO Renaissance]                   %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [PIMCO Small Cap Value]               %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [PIMCO Total Return]                  %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [Putnam Fund for Growth & Income]     %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [Putnam International Growth]         %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [Putnam Voyager]                      %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [Seligman Small Cap Value]            %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [Templeton Foreign]                   %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [Templeton Growth]                    %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [Van Kampen Aggressive Growth]        %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [Van Kampen Comstock]                 %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
  [Van Kampen Equity-Income]            %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
                                        %      [ ] To      %           %
---------------------------------------------------------------------------
                                               [ ] From
                                        %      [ ] To      %           %
---------------------------------------------------------------------------
TOTAL                                100%               100%        100%



                                                                    Page 2 of 6
ML072                                                             (New 10/2002)

10 DEATH BENEFIT - If you are under age 80, one of the following options must be selected. The Death Benefit option cannot be changed after the Contract has been issued.

     [ ]  Maximum Anniversary Value

     [ ]  Premiums Compounded at 5%

     If you are age 80 or older, your death benefit is "Return of Premium."


11 GUARANTEED MINIMUM INCOME BENEFIT (GMIB) - If you and any joint annuitant are not older than 75, would you like to select the GMIB?

     [ ] Yes - Election of this benefit is irrevocable. There is an additional annual fee for this benefit.

     [ ] No.

12 TELEPHONE AUTHORIZATION - If you elect telephone authorization, you are authorizing us to accept telephone instructions from you and the party(ies) you designate below to allocate premiums, make transfers among investment options, and to direct withdrawals to the Merrill Lynch account listed in
     Section 1. Electing telephone authorization does not give your Merrill Lynch Financial Advisor discretionary authority over this annuity or your Merrill Lynch account listed in Section 1. You may elect, change or cancel telephone authorization at any time.

    ------------------------------------------------------------------------------------------------------------------------------
    [ ] YES - you elect telephone authorization giving us permission to accept telephone instructions        [ ] NO - you do not
        from you and: (check all that apply)                                                                     elect telephone
        [ ]  Your present and future Merrill Lynch Financial Advisors and their authorized                       authorization.
             representative(s).
        [ ]  Other authorized person you designate below
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
     Full name (first, middle initial, last)                                                      Social Security or Tax ID Number

    ------------------------------------------------------------------------------------------------------------------------------
     Address                                                            City                                State       Zip code

    ------------------------------------------------------------------------------------------------------------------------------


     If you need more space, use Section 19 or attach and sign a separate sheet.

13 ASSET ALLOCATION PROGRAM - Under the Asset Allocation Program, we allocate premiums and rebalance your contract value quarterly based on the investment options and percentages for your selected Asset Allocation Model. Would you like to select the Asset Allocation Program?

     [ ] YES - Please select one of the following models.                 [ ] NO
               (Do not complete Section 9)

    ------------------------------------------------------------------------------------------------------------------------------
    [ ] Capital Preservation      [ ] Current Income       [ ] Income and Growth    [ ] Long-Term Growth     [ ] Aggressive Growth

    ------------------------------------------------------------------------------------------------------------------------------

14 REBALANCING PROGRAM - We will allocate premiums and rebalance your contract value each specified calendar period based on the investment options and percentages you select in Section 8. Would you like to elect the Rebalancing Program?

     [ ] YES - Please provide allocations in the Initial                  [ ] NO
         Premium column in Section 9 and indicate frequency below.

    ----------------------------------------------------------------------------------------------------------
     Rebalancing Frequency       [ ] Quarterly         [ ] Semi-annually        [ ] Annually

    ----------------------------------------------------------------------------------------------------------

15 SYSTEMATIC WITHDRAWAL PROGRAM - Would you like to make systematic withdrawals?

     [ ] YES - Please provide details below.                              [ ] NO

    ------------------------------------------------------------------------------------------------------------------------------
     Withdrawal amount (minimum $100)               Start date (m/d/y)                       End date (m/d/y)
     $
    ------------------------------------------------------------------------------------------------------------------------------
     Payment Frequency    [ ]  Monthly       [ ]  Semi-annually       Payment Destination    [ ]  Your Merrill Lynch account listed
                          [ ]  Quarterly     [ ]  Annually                                        in Section 1
                                                                                             [ ]  Your address listed in Section 2
    ------------------------------------------------------------------------------------------------------------------------------

     Withdrawals may be taxable and if you are under age 59 1/2 may also be subject to a 10% IRS tax penalty, unless you roll the withdrawal into another tax qualified plan.

16 DOLLAR COST AVERAGING PROGRAM - Would you like to use this feature to reallocate a fixed amount each month from a designated investment option to other selected investment options? (Not available if the Asset Allocation or Rebalancing Program has been selected.)

     [ ] YES - Please provide details below and in the Dollar Cost       [ ]  NO
         Averaging Program column in Section 9.

    ------------------------------------------------------------------------------------------------------------------------------
    Amount to be transferred monthly (minimum $100)         Start date (m/d/y)         Number of transfers (minimum 3 months)
    $
    ------------------------------------------------------------------------------------------------------------------------------

17 AUTOMATIC INVESTMENT FEATURE - Periodic premiums will be systematically debited from the Merrill Lynch account listed in Section 1. Would you like to elect the Automatic Investment Feature?

     [ ] YES  - Please provide details below and in Section 9.            [ ] NO
         (Do not include allocations for this program in Section 9 if the Asset Allocation or Rebalancing Program has been selected.)

    ------------------------------------------------------------------------------------------------------------------------------
    Amount of periodic premium (minimum $50)    Frequency [ ] Monthly    [ ] Semi-annually    Start date (m/d/y)      Optional end
    $                                                     [ ] Quarterly  [ ] Annually                                 date (m/d/y)

    ------------------------------------------------------------------------------------------------------------------------------

                                                                    Page 3 of 6
ML072                                                             (New 10/2002)

18   TAX EQUITY AND FISCAL RESPONSIBILITY ACT NOTICE.

     Withdrawals are subject to federal income tax withholding unless you choose not to have tax withheld. Withholding applies only to the taxable portion of your withdrawal. If you choose not to have tax withheld, or you do not have enough tax withheld, you may have to pay estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. In addition, some states require state taxes to be withheld when federal taxes are withheld. If you live in one of these states, we will withhold state taxes as required by your state.

     IF YOU DO NOT CHECK A BOX, WE WILL WITHHOLD TAX            [ ] No income tax to be withheld
     FROM YOUR WITHDRAWALS AT THE RATE OF 10%.                  [ ] Income tax to be withheld _____% (use whole percentages)


19 PLEASE NOTE ANY ADDITIONAL INFORMATION OR INSTRUCTIONS HERE. If you need more space, sign and attach a separate sheet.
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

 20 STATE ACKNOWLEDGEMENT. The following states require you to acknowledge the information below that pertains to your specific state. Check the appropriate box for your resident state, sign and date in Section 21.

     [[ ] ARKANSAS - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     [ ] COLORADO - It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

     [ ] DISTRICT OF COLUMBIA - WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

     [ ] HAWAII - For your protection, Hawaii law requires you to be informed that presenting a fraudulent claim for payment of a loss or benefit is a crime punishable by fines or imprisonment, or both.

     [ ] KENTUCKY - Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

     [ ] LOUISIANA - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     [ ] MAINE - It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     [ ] NEW JERSEY - Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     [ ] NEW MEXICO - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

     [ ] OHIO - Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     [ ] OKLAHOMA - WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

     [ ] PENNSYLVANIA - Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

     [ ] TENNESSEE - It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits. ]

                                                                    Page 4 of 6
ML072                                                             (New 10/2002)

 21  YOUR SIGNATURE(S) VERIFIES THAT:

     [ ] YOU HAVE READ THE ABOVE STATEMENTS AND REPRESENT THAT THEY ARE COMPLETE AND TRUE TO THE BEST OF YOUR KNOWLEDGE.

     [ ] YOU HAVE RECEIVED A COPY OF THE CURRENT PROSPECTUSES FOR THE CONTRACT AND UNDERLYING FUNDS BEFORE YOU PURCHASED THIS CONTRACT AND DETERMINED THE VARIABLE ANNUITY APPLIED FOR MEETS YOUR INVESTMENT OBJECTIVES, FINANCIAL SITUATION AND NEEDS. YOU UNDERSTAND THAT IT IS A LONG TERM INVESTMENT TO HELP MEET YOUR RETIREMENT NEEDS AND FINANCIAL GOALS.

     [ ] YOU UNDERSTAND THAT THE CONTRACT VALUE MAY INCREASE OR DECREASE DEPENDING ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT AND THE CONTRACT'S CHARGES AND FEES. ACCORDINGLY, YOUR CONTRACT VALUE COULD BE WORTH LESS THAN THE PREMIUMS YOU PAID, EVEN IF YOU MAKE NO WITHDRAWALS. THERE IS NO GUARANTEED MINIMUM CONTRACT VALUE.

     [ ] YOU UNDERSTAND THAT THE DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT BUT WILL NOT BE LESS THAN THE GUARANTEED MINIMUM DEATH BENEFIT YOU HAVE CHOSEN. YOU UNDERSTAND THAT THE GUARANTEED MINIMUM DEATH BENEFIT YOU HAVE SELECTED CANNOT BE CHANGED AFTER THE CONTRACT IS ISSUED.

     [ ] YOU UNDERSTAND THAT TAX ADVANTAGES PROVIDED BY A VARIABLE ANNUITY (I.E. TAX-DEFERRAL) ARE ALREADY AVAILABLE WITH TAX QUALIFIED PLANS, INCLUDING IRAS, AND THAT YOU ARE PURCHASING THIS CONTRACT FOR THE FEATURES AND BENEFITS IT PROVIDES, SUCH AS A GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED ANNUITY OPTIONS.

     [ ] IF YOU ARE OVER AGE 70 1/2 YOU ACKNOWLEDGE THAT YOU ARE NOT REQUIRED TO TAKE DISTRIBUTIONS FROM THIS CONTRACT TO SATISFY YOUR MINIMUM DISTRIBUTION REQUIREMENT.

     [ ] YOU UNDERSTAND THAT ELECTION OF THE GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB), IS IRREVOCABLE AND THAT AN ADDITIONAL ANNUAL FEE WILL BE CHARGED. YOU ALSO UNDERSTAND THAT GMIB DOES NOT GUARANTEE A CONTRACT VALUE, CASH VALUE, MINIMUM DEATH BENEFIT, OR MINIMUM INVESTMENT RETURN FOR ANY INVESTMENT OPTION. GMIB IS BASED ON CONSERVATIVE ANNUITY PAYOUT FACTORS AND SHOULD BE REGARDED AS A SAFETY NET ONLY.

     [ ] YOU UNDERSTAND THAT IF YOU HAVE ELECTED THE GMIB RIDER, YOU MAY BE REQUIRED TO TAKE MINIMUM DISTRIBUTIONS BEFORE YOU ARE ABLE TO ANNUITIZE UNDER THE GMIB RIDER AND THIS BENEFIT MAY NOT BE APPROPRIATE.

     [ ] YOU AGREE TO HOLD US, OUR AFFILIATES, AGENTS AND EMPLOYEES HARMLESS FROM ANY LIABILITY RESULTING FROM ACTIONS TAKEN BASED UPON INSTRUCTIONS COMMUNICATED BY TELEPHONE PROVIDED WE ACT WITHIN OUR NORMAL SCOPE OF AUTHORITY AND UTILIZE REASONABLE PROCEDURES TO CONFIRM THAT SUCH INSTRUCTIONS ARE GENUINE.
   ----------------------------------------------------------------------------
      UNDER PENALTY OF PERJURY YOU CERTIFY THAT:

      1. YOUR SOCIAL SECURITY OR TAX ID NUMBER OR NUMBERS INDICATED ON PAGE 1 ARE CORRECT;

      2. YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, OR (B) YOU HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. (YOU ARE REQUIRED TO CROSS OUT THIS STATEMENT IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.); AND

      3.  YOU ARE A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

     THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
    ---------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
     Owner's signature                          Date (m/d/y)               Co-owner's signature                       Date (m/d/y)

    ------------------------------------------------------------------------------------------------------------------------------
     Signed at (city and state)

    ------------------------------------------------------------------------------------------------------------------------------
     Financial Advisor/Witness name (please print) - Kentucky only         Financial Advisor/Witness signature - Kentucky only

    ------------------------------------------------------------------------------------------------------------------------------


22 FINANCIAL ADVISOR'S VERIFICATION - The Financial Advisor selling this annuity must complete and sign.

     1.  Have current prospectuses for the contract and underlying funds
         been given to the client?                    [ ] YES     [ ] NO

     2.  Does the client have any existing life insurance or annuity contracts?
                                                      [ ] YES     [ ] NO
         If yes, for the following states the "Important Notice: Replacement of Life Insurance or Annuities" must be completed: [CO, HI, IA, LA, MS, MT, NH or VT.]

      3. Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with this application or is any such action likely to occur?
                                                      [ ] YES     [ ] NO

      4. I hereby certify that only sales material approved by Merrill Lynch Life Insurance Company was used in this sale, and that copies of all sales material used in this sale were left with the applicant.
                                                      [ ] YES     [ ] NO

      5. Select one of the following commission choices. If no option is selected, your commission will default to Option 1.
                                                      [ ] OPTION 1  [ ] OPTION 2

    ------------------------------------------------------------------------------------------------------------------------------
    Financial Advisor's name (please print)                           Financial Advisor's telephone number

    ------------------------------------------------------------------------------------------------------------------------------
    Financial Advisor's signature                                     Date (m/d/y)                   FA or Pool authorizing number

    ------------------------------------------------------------------------------------------------------------------------------



                                                                    Page 5 of 6
ML072                                                             (New 10/2002)

 AT YOUR SERVICE                                MERRILL LYNCH LIFE INSURANCE COMPANY
 Our business hours are                         SERVICE CENTER
 8:30 a.m. to 6:00 p.m., Eastern
 time, Monday through Friday.                   OUR MAILING ADDRESS:                               OUR ADDRESS FOR OVERNIGHT MAIL:
 Our automated voice response                   P. O. Box 44222                                    4804 Deer Lake Drive East
 system is available 24 hours a                 Jacksonville, FL  32231-4222                       Jacksonville, FL  32246
 day, 7 days a week.
                                                OUR TELEPHONE NUMBER:  1-800-535-5549              OUR FAX NUMBER:  1-888-329-6544









                                                                    Page 6 of 6
ML072                                                             (New 10/2002)